EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Maui General Store, Inc. (the "Company") certifies that:

     1. The Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2006 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 12, 2006				By: /s/ Cristian Ivanescu
                                        ---------------------------
                                        Cristian Ivanescu, Chief
                                         Executive Officer

					By: /s/ Christopher Parshad
                                        -------------------------------------
                                        Christopher Parshad, Chief Financial
                                         Officer, Chief Accounting Officer